UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2023

Aon plc

(Exact Name of Registrant as Specified in Charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street, Dublin 1, Ireland D01 K0Y8

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2023, Aon plc, an Irish public limited company (the “Company”), Aon Global Limited, a limited company incorporated under the laws of England and Wales (“AGL”), Aon Global Holdings plc, a public limited company incorporated under the laws of England and Wales (“AGH”), Aon Corporation, a Delaware corporation (“Aon Corporation”), Aon North America, Inc., a Delaware corporation (“ANA”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as applicable, entered into supplemental indentures, each dated June 22, 2023 (collectively, the “Indenture Supplements”), amending each of the following indentures (as amended, supplemented or modified from time to time) to add for the benefit of the holders of the instruments issued thereunder a full and unconditional guarantee of ANA thereunder: (i) Second Amended and Restated Indenture, dated April 1, 2020, among Aon Corporation, the Company, AGL, AGH and the Trustee (amending and restating the Amended and Restated Indenture, dated April 2, 2012, amending and restating the Indenture, dated January 13, 1997) (the “1997 Indenture”); (ii) Second Amended and Restated Indenture, dated April 1, 2020, among Aon Corporation, the Company, AGL, AGH and the Trustee (amending and restating the Amended and Restated Indenture, dated April 2, 2012, amending and restating the Indenture, dated September 10, 2010) (the “2010 Indenture”); (iii) Amended and Restated Indenture, dated April 1, 2020, among the Company, Aon Corporation, AGL, AGH and the Trustee (amending and restating the Indenture, dated December 12, 2012) (the “2012 Indenture”); (iv) Second Amended and Restated Indenture, dated April 1, 2020, among the Company, Aon Corporation, AGL, AGH and the Trustee (amending and restating the Amended and Restated Indenture, dated May 20, 2015, amending and restating the Indenture, dated May 24, 2013) (the “2013 Indenture”); (v) Amended and Restated Indenture, dated April 1, 2020, among the Company, Aon Corporation, AGL, AGH and the Trustee (amending and restating the Indenture, dated November 13, 2015) (the “2015 Indenture”); and (vi) Amended and Restated Indenture, dated April 1, 2020, among Aon Corporation, the Company, AGL, AGH and the Trustee (amending and restating the Indenture, dated December 3, 2018) (the “2018 Indenture”).

The Indenture Supplements are filed as Exhibits 4.1 through 4.6 to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing summary of each Indenture Supplement is qualified in its entirety by reference to the corresponding exhibit to this Current Report on Form 8-K.

Item 8.01	Other Events.

The Company is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X.

The Company has retrospectively supplemented the condensed consolidating financial information of the subsidiary guarantors included in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on February 17, 2023 (the “Annual Report”) and in Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 filed with the Securities and Exchange Commission on April 28, 2023 (the “Quarterly Report”). These supplemented historical financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K is being filed only to supplement the condensed consolidating financial information of the subsidiary guarantors included in the Annual Report and the Quarterly Report, as described herein. All other information in the Annual Report and the Quarterly Report remains unchanged. This Current Report on Form 8-K does not otherwise modify or update the disclosures in the Annual Report or the Quarterly Report, nor does it reflect any subsequent information or events, other than the inclusion of the retrospectively supplemented guarantor financial information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

4.1	First Indenture Supplement, dated June 22, 2023, among Aon Corporation, Aon plc, Aon Global Limited, Aon Global Holdings plc, Aon North America, Inc. and The Bank of New York Mellon Trust Company, N.A. (amending the 1997 Indenture) - incorporated by reference to Exhibit 4.14 to Aon plc’s Registration Statement on Form S-3 filed June 22, 2023

4.2	First Indenture Supplement, dated June 22, 2023, among Aon Corporation, Aon plc, Aon Global Limited, Aon Global Holdings plc, Aon North America, Inc. and The Bank of New York Mellon Trust Company, N.A. (amending the 2010 Indenture) - incorporated by reference to Exhibit 4.16 to Aon plc’s Registration Statement on Form S-3 filed June 22, 2023

4.3	First Indenture Supplement, dated June 22, 2023, among Aon plc, Aon Corporation, Aon Global Limited, Aon Global Holdings plc, Aon North America, Inc. and The Bank of New York Mellon Trust Company, N.A. (amending the 2012 Indenture) - incorporated by reference to Exhibit 4.18 to Aon plc’s Registration Statement on Form S-3 filed June 22, 2023

4.4	First Indenture Supplement, dated June 22, 2023, among Aon plc, Aon Corporation, Aon Global Limited, Aon Global Holdings plc, Aon North America, Inc. and The Bank of New York Mellon Trust Company, N.A. (amending the 2013 Indenture) - incorporated by reference to Exhibit 4.20 to Aon plc’s Registration Statement on Form S-3 filed June 22, 2023

4.5	First Indenture Supplement, dated June 22, 2023, among Aon plc, Aon Corporation, Aon Global Limited, Aon Global Holdings plc, Aon North America, Inc. and The Bank of New York Mellon Trust Company, N.A. (amending the 2015 Indenture) - incorporated by reference to Exhibit 4.22 to Aon plc’s Registration Statement on Form S-3 filed June 22, 2023

4.6	Sixth Indenture Supplement, dated June 22, 2023, among Aon Corporation, Aon plc, Aon Global Limited, Aon Global Holdings plc, Aon North America, Inc. and The Bank of New York Mellon Trust Company, N.A. (amending the 2018 Indenture) - incorporated by reference to Exhibit 4.29 to Aon plc’s Registration Statement on Form S-3 filed June 22, 2023

99.1	Supplemental Guarantor Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

By:	/s/ Michael Neller
Michael Neller
Senior Vice President and Global Controller

Date: June 22, 2023